UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 28, 2013

OPTIMER PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33291	33-0830300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Hudson Street, Suite 3501

Jersey City, NJ 07302

(Address of principal executive offices, including zip code)

(201) 333-8819

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On February 28, 2013, we issued a press release reporting our financial results for the quarter and full year ended December 31, 2012.  A copy of this press release is attached hereto as Exhibit 99.1.  In addition, a copy of the script for the conference call we hosted on February 28, 2013 at 5:00 p.m. Eastern time to discuss our financial results and provide a corporate update is attached hereto as Exhibit 99.2.

Except for the information in Exhibit 99.2 referenced below under Item 8.01, “Other Events”, the information herein and in the exhibits hereto is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.     Other Events.

The disclosure in our Q4 and Fiscal Year 2012 Optimer Pharmaceuticals Earnings Conference Call Script (attached hereto as Exhibit 99.2) providing an overview of the status of our internal investigation shall be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Item 9.01      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 28, 2013.

99.2	Q4 and Fiscal Year 2012 Optimer Pharmaceuticals Earnings Conference Call Script.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMER PHARMACEUTICALS, INC.

By:	/s/ Stephen W. Webster
Stephen W. Webster
Chief Financial Officer (Duly Authorized Officer and
Principal Financial and Accounting Officer)

Date:  February 28, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 28, 2013.

99.2	Q4 and Fiscal Year 2012 Optimer Pharmaceuticals Earnings Conference Call Script.